UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-200629

BOATIM INC.
(Exact name of Registrant as specified in its charter)

Nevada	84-4779679
(State of incorporation)	(IRS Employer Identification No.)

7950 NW 53rd Street, Suite 337, Miami, FL 33166

Address of Principle Executive Office

Tel: +1 (305) 239-9993

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported): December 18th, 2020

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 15th, 2020, Mr. Benjamin L. Salter was appointed as a member of the Board of Directors (“Board”) of Boatim, Inc. (“Company”) effective immediately and Chief Financial Officer of the Company, commencing on January 1, 2021. The appointment was approved by the shareholders of the corporation representing approximately 64% of the issued and outstanding voting stock of the Company.

Mr. Salter, 39, has worked with public and private companies for more than 18 years, mainly in corporate and commercial finance and M&A. From 2011 to April 2020, Mr. Salter has worked in various finance and corporate development roles at Syngenta AG, and he has worked from April 2020 to present as a financial consultant.  His prior engagements include Ernst & Young, Bank of America, and VP at Citigroup. Mr. Salter holds a Chartered Accountancy qualification from ICAS in the UK, a BA from the University of Oxford, and an MSc in Finance from the University of London.

On December 15th, 2020, the Board accepted the resignations of Mr. Veng Kun Lun as Director and Chief Operating Officer as well as the resignation of Mr. Teck Siong Lim as Chief Financial Officer.  The resignations of each of Mr. Lun and Mr. Lim were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Family Relationships

Mr. Salter is not related to any officer or director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 7.01  Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release dated December 21st, 2020, related to the appointment of Mr. Salter as Director and Chief Financial Officer. The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 21, 2020

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOATIM INC.

Date: December 18th, 2020	By:	/s/ Wolfgang Tippner
Wolfgang Tippner, CEO

3